SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 13, 2009 (August 7, 2009)

Neuralstem, Inc.
(Exact name of registrant as specified in Charter)

Delaware	000-1357459	52-2007292
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

9700 Great Seneca Highway, Rockville, Maryland 20850

(Address of Principal Executive Offices)

(301) 366-4841
 (Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 13, 2009, Neuralstem, Inc. (the “Company”) issued a press release announcing its results for the three (3) and six (6) months ended June 30, 2009. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rules or Standards; Transfer of Listing.

On August 7, the Company received notice from the NYSE Amex (“Exchange”) that it failed to comply with Section 301 of the NYSE Amex Company Guide.  Section 301 provides that a listed company is not permitted to issue, or authorize its transfer agent or registrar to issue or register, additional securities of a listed class until it has filed an application for the listing of such additional securities and received notification from the Exchange that the securities have been approved for listing.  The Company failed to receive such notification in connection with its June 30, 2009 offering.    The Exchange has notified the Company that due to its current listing status, the Exchange is treating the notice as a Warning Letter pursuant to Section 1009(a)(i) of the Company Guide.

On July 31, 2009, the Company submitted an application for the additional listing of securities.  Approval of the application by the Exchange will remedy the deficiency noted in the warning letter.

On August 13, 2009, the Company issued a press release with respect to the foregoing matter. A copy of the press release is attached as Exhibit 99.2 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

The information set forth above in Item 2.02 of this current report on Form 8-K is incorporated herein by reference in its entirety.

The information contained in Item 2.02 of this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in or exhibits to this Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01.	Financial Statement and Exhibits.

Exhibit Number	Description

99.1	Press Release Dated August 13, 2009 (Earnings)

99.2	Press Release Dated August 13, 2009 (Amex)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEURALSTEM, INC

By:	/s/ I. Richard Garr
I. Richard Garr Chief Executive Officer

Dated: August 13, 2009